                                                                      EXHIBIT 16

                               POWER OF ATTORNEY
                               -----------------



     The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ John W. Ballantine        Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ Lewis A. Burnham          Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ Linda C. Coughlin         Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ Donald L. Dunaway         Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ Robert B. Hoffman         Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ Donald R. Jones           Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ Thomas W. Littauer        Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ Shirley D. Peterson       Trustee             November 29, 2000

                               POWER OF ATTORNEY
                               -----------------



          The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper State Tax-Free Income Series.


Signature                     Title               Date


/s/ William P. Sommers        Trustee             November 29, 2000